Exhibit 10.1

FIRST AMENDMENT TO THE HOMEBANC MORTGAGE CORPORATION

401(K) RETIREMENT PLAN

THIS FIRST AMENDMENT TO THE HOMEBANC MORTGAGE CORPORATION 401(K) RETIREMENT PLAN (the “Plan”) is made on the 31st day of December 2005, by HomeBanc Corp. (“HomeBanc Corp.”).

W I T N E S S E T H:

WHEREAS, the Plan was adopted effective May 1, 2000 and amended and restated effective April 1, 2005; and

WHEREAS, final Treasury Regulations under sections 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended (the “Final Regulations”) have been issued, generally effective for plan years beginning on and after January 1, 2006; provided, however, that the Final Regulations can be adopted for any plan year that ends after December 29, 2004; and

WHEREAS, HomeBanc Corp. has elected to apply the Final Regulations to the Plan for the Plan year beginning January 1, 2005 and ending December 31, 2005 and Plan years thereafter; and

WHEREAS, in accordance with the Final Regulations, the Plan currently permits the aggregation of the portion of the Plan that is an employee stock ownership plan (an “ESOP”) with the portion of the Plan that is not an ESOP for purposes of non-discrimination testing under Code sections 401(k) and 401(m) and has been administered in all other respects in accordance with the Final Regulations since January 1, 2005; and

WHEREAS, HomeBanc Corp. now desires to amend the Plan to confirm its adoption of the Final Regulations effective for the Plan year beginning January 1, 2005 and to make certain other changes; and

WHEREAS, this First Amendment is intended to incorporate all required amendments of the Final Regulations and shall be interpreted and administered accordingly; and

WHEREAS, the Plan contained assets previously invested in common stock of First Horizon National Corporation f/k/a First Tennessee Bank; and

WHEREAS, HomeBanc Corp. eliminated the Plan’s investment in such stock, effective as of December 27, 2005, and invested such amounts consistent with Participant’s directions.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.

Section 2.02(a) of the Plan is hereby amended, effective as of January 1, 2005, by adding at the end thereof, the following:

“Each Eligible Employee must have an effective opportunity to make the designations or elections described herein at least once during each Plan Year.”

2.

Section 3.01(a) of the Plan is hereby amended, effective as of January 1, 2005, by adding immediately prior to the last sentence thereof, the following:

“401(k) Contributions shall be made only after the Participant performs the services with respect to which the 401(k) Contributions are to be made (or after the date the Participant otherwise would have received in cash the Compensation being deferred as a 401(k) Contribution, if earlier), unless otherwise provided in the applicable regulations.”

3.

Section 3.03(b) of the Plan is hereby amended, effective as of January 1, 2005, by adding immediately after the fifth sentence thereof, the following:

“Notwithstanding the preceding sentence, Employer Matching Contributions shall be made only after (i) the Participant performs the services with respect to which the related 401(k) Contributions are made (or the date the Participant otherwise would have received in cash the Compensation being deferred as a 401(k) Contribution, if earlier) and (ii) the Participant has made the deferral election with respect to such 401(k) Contributions, unless otherwise provided in the applicable regulations.”

4.

Section 3.07(b) of the Plan is hereby amended, effective as of January 1, 2005, by adding immediately after the words “and/or Compensation reduction” the words “at least once during each Plan Year”.

5.

Section 3.08(a) is hereby amended, effective as of January 1, 2005, by adding immediately prior to the last sentence thereof, the following:

“If more than ten percent of the Employer’s Non-Highly Compensated Employees are involved in a plan coverage change as defined in Section 1.401(k)-2(c)(4) of the regulations, then any adjustments to the Non-Highly Compensated Employee’s Actual Deferral Percentage for the prior Plan Year will be made in accordance with such regulations.”

6.

Section 3.08(c) is hereby amended, effective as of January 1, 2005, by adding immediately prior to the last paragraph thereof, the following:

“If more than ten percent of the Employer’s Non-Highly Compensated Employees are involved in a plan coverage change as defined in Section 1.401(m)-2(c)(4) of the regulations, then any adjustments to the Non-Highly Compensated Employee’s Contribution Percentage for the prior Plan Year will be made in accordance with such regulations.”

7.

Section 3.08(e) of the Plan is hereby amended, effective as of January 1, 2005, by adding immediately prior to the end of the last sentence thereof the phrase “to the extent provided in applicable regulations”.

8.

Section 6.06(b)(1) of the Plan is hereby amended, effective as of January 1, 2005, by deleting the words “Matching or Profit Sharing Accounts” and inserting in lieu thereof the words “Match, Profit Sharing or 401(k) Accounts”.

9.

Sections 6.07(c) of the Plan is hereby amended, effective as of January 1, 2005, by deleting the words “distribution from his Employer Match or Profit Sharing Accounts” from the first sentence thereof and inserting in lieu thereof the words “distribution from his Employer Match, Profit Sharing and 401(k) Accounts”.

10.

Sections 6.07(d) of the Plan is hereby amended, effective as of January 1, 2005, by deleting the words “Employer Match or Profit Sharing Accounts” from the first sentence thereof and inserting in lieu thereof the words “Employer Match, Profit Sharing and 401(k) Accounts”.

11.

Section 7.02(d)(1)(B) of the Plan is hereby amended, effective as of January 1, 2005, by deleting the phrase “and after-tax contributions” and inserting in lieu thereof the following:

“, after-tax contributions and reinvestment of dividends payable on shares of HomeBanc Corp. Stock held in the ESOP component of the Plan with respect to Participant’s Accounts”.

12.

Section 7.02(d)(1)(B) of the Plan is hereby further amended, effective as of January 1, 2005, by adding the following sentence at the end of such section:

“The suspension also applies to stock option, stock purchase and similar plans maintained by the Employer and Affiliated Employers in accordance with applicable regulations.”

13.

Section 7.05(a)(5) of the Plan is hereby amended and restated, effective as of January 1, 2005, to read as follows:

“(5) the Plan terminates without the establishment or maintenance of an alternative defined contribution plan (other than an employee stock ownership plan as defined in Code sections 4975(e)(7) or 409, a simplified employee pension plan as defined in Code section 408(k), a SIMPLE IRA plan as defined in Code section 408(p), a plan or contract described in Code section 403(b) or a plan described in Code section 457(b) or (f)) at any time during the period beginning on the date of Plan termination and ending 12 months after all assets have been distributed from the Plan.”

14.

Section 9.01 of the Plan is hereby amended, effective as of January 1, 2005, by adding after the first sentence thereof, the following:

“A Participant will not be treated as having a severance from employment under the Plan as a result of the Participant’s change in status from an Employee to a Leased Employee.”

15.

Section 9.01(a) of the Plan is hereby amended, effective as of March 28, 2005, by deleting “$5,000” and inserting in lieu thereof “$1,000”.

16.

Section 9.01(b) of the Plan is hereby deleted in its entirety, effective as of March 28, 2005, and sections “(c)” and “(d)” of section 9.01 shall be redesignated as sections “(b)” and “(c)”, respectively.

17.

Section 9.05(a) of the Plan is hereby amended, effective as of March 28, 2005, by deleting “$5,000” each place it appears and inserting in lieu thereof “$1,000”.

18.

Section 9.05(b) and (c) of the Plan are hereby deleted in their entirety, effective as of March 28, 2005.

19.

Section 9.05(d) of the Plan is hereby redesignated as section “9.05(b)”, effective as of March 28, 2005, and the reference to “9.05(d)” therein shall be deleted and replaced with “9.05(b)” and section 9.05(e) is hereby redesignated as section “9.05(c)”.

20.

Section 13.04 of the Plan is hereby amended, effective as of January 1, 2005, by adding at the end of the first sentence thereof the following:

“provided that the other qualified plan provides that the transferred amounts may not be distributed before the time specified in Treasury regulation Section 1.401(k)-1(d).”

21.

The Plan is hereby amended, effective as of December 27, 2005, to eliminate First Horizon National Corporation f/k/a First Tennessee Bank Stock as a permissible investment and all Plan references to “First Horizon National Corporation f/k/a First Tennessee Bank Stock” and the “First Horizon National Corporation f/k/a First Tennessee Bank Stock Fund” are hereby deleted. Amounts invested previously in First Horizon National Corporation f/k/a First Tennessee Bank Stock shall be invested in one or more Investment Funds as set forth in the Plan.

22.

This First Amendment is intended as good faith compliance with the Final Regulations under Sections 401(k) and 401(m) of the Code and is to be construed in accordance with such regulations, and the provisions that such regulations require shall supercede all of the other provisions of the Plan if they are inconsistent with such regulations. Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be duly executed as of the day and year first above written.

HOMEBANC CORP.

By:	/s/ Alana L. Griffin
Its:	Senior Vice President and
Assistant General Counsel

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